UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            June 11, 2018

EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Ebix Way Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (678) 281-2020
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                         Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.08               Shareholder Director Nominations.
On June 11, 2018, Ebix, Inc. (the “Company”) announced that it has scheduled its Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 14, 2018 and July 11, 2018 will be the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. Because the date of the 2018 Annual Meeting is more than 30 days from the anniversary date of the Company’s 2017 annual meeting of stockholders, pursuant to the Company’s bylaws, the Company is providing notice of the deadline for the submission of any qualified stockholder proposal or qualified stockholder nominations under the rules of the Securities and Exchange Commission (the “SEC”) in this Form 8-K.

The bylaws of the Company set forth when a stockholder must provide notice to the Company of nominations and other business proposals that the stockholder wants to bring before an annual meeting (“Stockholder Notice”). The Stockholder Notice, contained in Sections 205 and 310 of the Company’s bylaws, generally prescribes the procedures that a stockholder of the Company must follow if the stockholder intends (i) to nominate a person for election to the Company’s Board of Directors at an annual or special meeting of stockholders called for the purpose of electing directors, or (ii) to propose other business to be considered by stockholders at an annual or special meeting of the stockholders. These procedures include, among other things, that the stockholder give timely notice to the Secretary of the Company of the nomination or other proposed business, that the notice contain specified information, and that the stockholder comply with certain other requirements.

In accordance with the bylaws of the Company relating to a change in the Annual Meeting date by more than 25 days from the anniversary of the Company’s prior annual meeting of stockholders, notice by the stockholder must be received by the Secretary at the registered office of the Company by close of business on the date which is 10 calendar days after the date of announcement or other notification to stockholders of the dates of the Annual Meeting. Accordingly, in order for a stockholder nomination or proposal to be considered for inclusion in the Company’s proxy statement for the 2018 Annual Meeting, the stockholder must deliver a notice of such nomination or proposal to the Company’s Secretary on or before 5:00 p.m., Eastern Standard Time on Friday June 22, 2018, and comply with the requirements of the Bylaws.

Notices should be directed to our Corporate Secretary, Ebix, Inc., 1 Ebix Way Johns Creek, Georgia 30097, and should comply with the requirements of Rule 14a-8.

The exact time and location of the Annual Meeting will be specified in the Company’s proxy statement for the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Sean T. Donaghy
Name:	Sean T. Donaghy
Title:	Chief Financial Officer

Dated: June 12, 2018